                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
   SCHEDULE 14A INFORMATION' PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                                   SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              IMPACT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transactions applies:

    (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
        Rule 0-11:1

    (4) Proposed maximum aggregate value of transaction:

    1 Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              IMPACT SYSTEMS, INC.

                     -------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 15, 1995

To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Impact Systems, Inc., a California corporation (the "Company"), will be held on Wednesday, November 15, 1995 at 3:00 p.m., local time, at the principal offices of the Company located at 1075 East Brokaw Road, San Jose, California 95131, for the following purposes:

                 1. To elect directors to serve for the ensuing year and until their successors are elected.

                 2.       To approve the 1995 Incentive Stock Option Plan.

                 3. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending March 31, 1996.

                 4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on September 18, 1995 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, date and sign the enclosed Proxy and return it as promptly as possible in the postage prepaid envelope enclosed for that purpose. If you should attend the meeting, you may vote in person even though you returned a Proxy.



                                        FOR THE BOARD OF DIRECTORS



                                        KENNETH P. OSTROW, President



San Jose, California
October 5, 1995

                              IMPACT SYSTEMS, INC.

                     -------------------------------------

            PROXY STATEMENT FOR 1995 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors of Impact Systems, Inc., a California corporation (the "Company"), for use at the Company's 1995 Annual Meeting of Shareholders to be held on Wednesday, November 15, 1995 at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company, 1075 East Brokaw Road, San Jose, California 95131. The Company's telephone number at that address is (408) 453-3700.

         These proxy solicitation materials were mailed on or about October 5, 1995 to all shareholders entitled to vote at the meeting.

RECORD DATE

         Shareholders of record at the close of business on September 18, 1995 are entitled to notice of and to vote at the meeting. At the record date, 10,285,876 shares of the Company's Common Stock were issued and outstanding. There were approximately 2,300 shareholders at that date. The last reported sale price of the Company's Common Stock on the Nasdaq National Market was $2.875 on September 18, 1995.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Robert M. Gorski, Vice President, Finance and Operations and Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Each shareholder voting for the election of directors may cumulate such shareholder's votes, giving one candidate a number of votes equal to the number of directors to be elected (three) multiplied by the number of shares which the shareholder is entitled to vote, or distributing the shareholder's votes on the same principle among as many candidates as the shareholder chooses, provided that votes may not be cast for more than three candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors nominees as possible. See "Proposal No. 1 -- Election of Directors." On all other matters, each share has one vote.

         The cost of this solicitation will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. to aid in the distribution to brokers, banks and other institutional nominees. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners of shares. Solicitation fees and expenses are not expected to exceed $5,000. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or regular employees of the Company. No additional compensation will be paid for any such services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1996 Annual Meeting of Shareholders must be received by the Company not later than June 7, 1996 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

SECURITY OWNERSHIP

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of September 18, 1995, by (a) each director of the Company, (b) the Company's Chief Executive Officer and each of the other executive officers, (c) all directors and executive officers of the Company as a group, and (d) each beneficial owner of 5% or more of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                   SHARES                PERCENTAGE
                                                                BENEFICIALLY            BENEFICIALLY
BENEFICIAL OWNER                                                    OWNED                  OWNED
----------------                                                    -----                  -----
Elsag Bailey Process Automation N.V.(1)                           2,378,900                23.1%
  Zylstraat 70-74
  2011 T. R. Haarlem, The Netherlands

Kenneth P. Ostrow (2)                                             1,052,619                 9.9%
  1075 East Brokaw Road
  San Jose, CA  95131

C. M. Capital Corporation                                           531,986                 5.2%
  525 University Avenue
  Palo Alto, CA 94301

Dimensional Fund Advisors, Inc.                                     526,600                 5.1%
  1299 Ocean Avenue
  Santa Monica, CA 90401

Joseph J. Cusimano (3)                                               33,461                 *

Mike N. Zaharna (4)                                                       -                   -

Robert M. Gorski (5)                                                128,750                 1.2%

John F. Lynch, III (6)                                              113,750                 1.1%

All directors and  executive officers as a  group (5 persons)     1,328,580                12.2%
(4) (7)

-----------------------------
*    Represents less than 1% of the outstanding Common Stock.

(1) As reported by Elsag International N.V., Elsag Bailey, Inc., Finmeccanica S.p.A., and Istituto per la Ricostruzione Industriale (IRI S.p.a.) on
     Schedule 13D dated October 15, 1993. All 2,378,900 shares are held of record by Elsag International N.V. a wholly-owned subsidiary of Elsag Bailey Process Automation N.V.

(2) Includes 343,750 shares issuable upon exercise of options exercisable within 60 days of September 18, 1995.

(3) Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of September 18, 1995. Excludes 1,500 shares beneficially owned by children of Mr. Cusimano, as to which Mr. Cusimano disclaims beneficial ownership.

(4) Excludes 2,378,900 shares beneficially owned by Elsag Bailey Process Automation N.V., as to which Mr. Zaharna disclaims beneficial ownership. As is noted elsewhere in these proxy solicitation materials, Mr. Zaharna is currently the Group Executive Vice President of Elsag Bailey process Automation N.V.

(5) Consists of 128,750 shares issuable upon exercise of options exercisable within 60 days of September 18, 1995.

(6) Includes 88,750 shares issuable upon exercise of options exercisable within 60 days of September 18, 1995.

(7) Includes 566,250 shares issuable upon exercise of options exercisable within 60 days of September 18, 1995.


                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

         A board of three (3) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

         The nominees, and certain information about them, are set forth below.

                                                                                               DIRECTOR
NAME OF NOMINEE                    AGE            PRINCIPAL OCCUPATION                          SINCE
---------------                    ---            --------------------                          -----
Joseph J. Cusimano                  55            President, Honematic Machine                   1991
                                                  Corporation

Kenneth P. Ostrow                   53            President and Chief Executive Officer          1980
                                                  of the Company

Mike N. Zaharna                     53            Group Executive Vice President,                1992
                                                  Elsag Bailey Process Automation N.V.

         There are no family relationships among the directors and executive officers of the Company.

         MR. OSTROW, a founder of the Company, has been an officer and director of the Company from its inception in 1980. Prior to founding the Company, Mr. Ostrow was with Measurex in senior sales, service and marketing capacities.
Mr. Ostrow holds a B.A. in Mechanical Engineering from Ohio State University and a M.B.A. from Northeastern University.

         MR. CUSIMANO was elected a director of the Company in November 1991. Since 1992, Mr. Cusimano has served as President of Honematic Machine Corporation in Boylston, Massachusetts, a precision machining company. Prior to that, he served as a Corporate Vice President of Norton Company in Worcester, Massachusetts in charge of its Superabrasives and Abrasives, Asia Operations. Mr. Cusimano joined Norton Company in 1966 and held several positions within the company prior to his appointment as Marketing Vice President, Abrasives, Europe, in 1986. In early 1988, Mr. Cusimano was appointed Divisional Vice President of Seeded-Gel Products, and in early 1989 he was elected a Corporate Vice President, Chemical Process Products.

         MR. ZAHARNA was elected a director of the Company in July 1992. Mr. Zaharna was appointed to the Board of Directors as a representative of Elsag International N.V., the parent company of Elsag Bailey Inc. and a wholly-owned subsidiary of Elsag Bailey Process Automation N.V. (NYSE:EBY). Mr. Zaharna has been the Group Executive Vice President of Elsag Bailey Process Automation N.V., a Netherlands company, since November 1994. Between October 1993 and November 1994, Mr. Zaharna was Senior Group Vice President, Strategic Marketing and Technology. Between 1981 and October 1993, Mr. Zaharna held the posts of Group Vice President/Americas, Pacific & Far East of Elsag Bailey, Inc., Vice President of International Operations, Executive Vice President of Global Operations and Chief Operating Officer of Bailey Controls Company, now a division of Elsag Bailey, Inc. Mr. Zaharna joined Bailey Controls Company in 1966.

         Until the occurrence of an "Acceleration Event" (as defined below) the Company has covenanted to include in the slate of nominees recommended to shareholders by the Company's Board of Directors or management for election as directors at each annual meeting of the shareholders of the Company one designee of Elsag International N.V. (or, if the Board of Directors of the Company is expanded beyond five members, that number of the designees of Elsag International N.V. which equals the product of (a) the total number of members of the Board of Directors multiplied by (b) the percentage of the total voting power of the Company held by Elsag International N.V., but in no event less than one (1) designee). In general, an "Acceleration Event" will be the earlier to occur of December 31, 1995 or the date that it is publicly disclosed or Elsag International N.V. otherwise learns that any person or group has acquired or evidences an intent to acquire in excess of 10% of the voting stock of the Company or, with respect to a person or group already owning 10% of the voting stock of the Company, such person or group acquires or evidences an intent to acquire an additional 2% of the voting stock of the Company.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

         The three nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of three meetings during the fiscal year ended March 31, 1995. During the 1995 fiscal year no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, on which such director served. The Board of Directors has an audit committee. The Board of Directors has no compensation or nominating committee or any other committee performing those functions.

         The Audit Committee of the Board of Directors recommends engagement of the Company's independent accountants and approves the services performed by such accountants. In addition, the Audit Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. The Audit Committee currently consists of Joseph J. Cusimano and Mike N. Zaharna.

DIRECTOR COMPENSATION

         The Company currently does not pay any cash compensation to directors for service on the Company's Board. Outside directors are, however, eligible to participate in the Company's Discount Stock Option Plan. For the current year, each non-employee director will receive an option to purchase 10,000 shares, exercisable upon vesting at 10% of the fair market value on the date of grant. Options granted to non-employee directors vest in full on the first anniversary of the date of grant and expire if not exercised within five years from date of grant.

         During the fiscal year which ended March 31, 1995, the Company granted an option to purchase 5,000 shares under its Discount Option Plan exercisable at $0.1875 per share to Mr. Cusimano. This option was not exercisable by Mr. Cusimano during the fiscal year.

EXECUTIVE OFFICERS

         The executive officers of the Company and their ages as of September 18, 1995 are as follows:

NAME                              AGE       POSITION WITH COMPANY
----                              ---       ---------------------
Kenneth P. Ostrow                  53       President, Chief Executive Officer and Chairman of the
                                            Board

Robert M. Gorski                   43       Vice President, Finance and Chief Financial Officer

John F. Lynch, III                 54       Vice President, Sales and Service

         See "Nominees" above for background information on Mr. Ostrow.

         MR. GORSKI joined the Company in April 1988 as Vice President, Finance and Administration, Chief Financial Officer, and Assistant Secretary and is also currently Vice President, Service and Operations. Mr.Gorski holds a B.S. in Business Administration from the University of Illinois and is a Certified Public Accountant.

         MR. LYNCH joined the Company in December 1982 as Vice President, Midwestern Sales, and in January 1991 was named Vice President, Sales and Service. Mr. Lynch holds a B.S. in Chemical Engineering from the University of Mississippi and a M.B.A. from the Harvard Business School.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth all compensation received for services rendered to the Company in all capacities for each of the three executive officers of the Company (collectively, the "Named Officers") for the fiscal years ended March 31, 1995, 1994 and 1993:


                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                LONG-TERM COMPENSATION AWARDS
                                        -------------------                -----------------------------
                                                                                                 NUMBER OF
NAME AND                                                                 RESTRICTED          SHARES UNDERLYING
PRINCIPAL POSITION          YEAR        SALARY         BONUS             STOCK AWARD              OPTIONS
------------------          ----        ------         -----             ----------               -------
Kenneth P. Ostrow,          1995       $213,400       $85,860 (1)              -                  15,000
       President & Chief    1994       $213,400             -                  -                       -
       Executive Officer    1993       $213,400       $21,900                 $0 (2)                   -

Robert M. Gorski,           1995       $147,210       $46,598 (1)                                 15,000
       Vice President,      1994       $147,210             -                                          -
       Finance and Chief    1993       $147,210       $11,839                                     20,000
       Financial Officer                                                                          60,000 (3)

John F. Lynch III,          1995       $135,381       $30,350 (1)                                 15,000
       Vice President,      1994       $131,013             -                                          -
       International        1993       $131,013       $20,000                                     60,000 (3)
       Sales and Service

___________________________

(1)  Earned in fiscal 1995 but paid in fiscal 1996.

(2) In September 1992 the Company granted 72,728 shares of its Common Stock to Mr. Ostrow at $0.8125 per share, the then existing fair market value. The restricted stock vests annually at the rate of 18,182 shares per year. On March 31, 1995, Mr. Ostrow held 72,728 shares of the restricted stock which had an aggregate value of $86,364.50, net of the purchase price paid for such shares. With respect to such stock, Mr. Ostrow is entitled to receive any dividends paid to shareholders generally; however, stock issued upon stock splits and dividends is subject to the same restrictions as the restricted stock.

(3) Consists of repriced options to purchase 25,000 shares originally granted in a prior fiscal year and the regrant of an expiring option to purchase 35,000 shares.


OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the fiscal year ended March 31, 1995. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                            ----------------------------------------------------------

                                            % OF TOTAL
                            NUMBER OF        OPTIONS
                             SHARES         GRANTED TO                                       POTENTIAL REALIZABLE VALUE
                            UNDERLYING      EMPLOYEES       EXERCISE                          AT ASSUMED ANNUAL RATES
                             OPTIONS        IN FISCAL       PRICE PER       EXPIRATION      OF STOCK PRICE APPRECIATION
NAME                         GRANTED          YEAR           SHARE            DATE                FOR OPTION TERM
----                         -------          ----           -----            ----                ---------------
                                                                                                 5%             10%
                                                                                                 --             ---
Kenneth P. Ostrow           15,000 (1)        9.87%         $0.1875          10-20-04         $43,000         $70,136
Robert M. Gorski            15,000 (2)        9.87%           1.875          10-20-04          17,687          44,824
John F. Lynch III           15,000 (2)        9.87%           1.875          10-20-04          17,687          44,824

---------------------------

(1) Options granted under the Company's Discount Stock Option Plan for officers and key employees typically have a 10-year term, vest over a four-year period of employment and have an exercise price equal to 10% of the market value on the date of grant.

(2) Options granted under the Company's 1985 Incentive Stock Option Plan typically have a 10-year term, vest over a four-year period of employment and have an exercise price equal to market value on the date of grant.


OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to option exercises in fiscal 1995 by the Named Officers and the value of such officers unexercised options at March 31, 1995.

      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                          SHARES
                          ACQUIRED                                 NUMBER OF SHARES UNDERLYING        VALUE OF UNEXERCISED IN-
                          ON                VALUE                     UNEXERCISED OPTIONS AT            THE-MONEY OPTIONS AT
NAME                      EXERCISE          REALIZED(1)                  FISCAL YEAR-END                 FISCAL YEAR-END(2)
----                      --------          --------                     ---------------                 ---------------
                                                                   EXERCISABLE   UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
                                                                   -----------   -------------      -----------   -------------
Kenneth P. Ostrow         -                 -                        340,000        15,000           $488,750        $27,188
Robert M. Gorski          -                 -                        120,000        25,000           $151,562        $14,062
John F. Lynch III         25,000            $14,375                   85,000        15,000           $111,250         $1,875

---------------------------

(1) Market value of underlying securities on the exercise date, minus the exercise price.

(2) Value is based on the last reported sale price of the Company's Common Stock on the Nasdaq National Market System of $2.00 per share on March 31, 1995 (the last trading day for fiscal 1995), minus the exercise price.


SEVERANCE AGREEMENTS

         The Company has entered into severance agreements (a Senior Plan and a General Plan) with its officers pursuant to which they may become entitled to certain special severance benefits in the event their employment is terminated in connection with certain changes in control of the Company. The Senior Plan is applicable to Mr. Ostrow and the General Plan is applicable to Mr. Gorski and Mr. Lynch.

         In the case of the Senior Plan:

         (i) all outstanding options at the time held by the officer under the Option Plan will immediately accelerate and become fully exercisable for all the option shares,

         (ii) the Company will make a cash lump sum payment to the officer in an amount equal to 2.95 times the officer's average W-2 wages from the Company for the immediately preceding calendar year in which the change in control occurs, and

         (iii) in the event of voluntary termination, an amount equal to 1.5 times the officer's annual compensation.

         In the case of the General Plan, the Company will make a lump sum payment to the officer equal to the minimum of:

         (i) six times one-twelfth of the officer's annualized compensation, or

         (ii) one-twelfth of the officer's annualized compensation times the number of years of continuous employment not to exceed nine.

         A change in control is defined under each agreement to include (i) a business combination which has been approved by the requisite vote of shareholders, (ii) the acquisition of 30% or more of the Company's outstanding voting stock, (iii) a change in the composition of the Impact Board as a result of which fewer than a majority of Directors are Incumbent Directors who either
(a) have been Board members since the beginning of such period or (b) are elected or nominated for election to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.

         Involuntary termination is defined in each severance agreement as the officer's discharge (other than for cause) or other termination of employment, whether voluntary or involuntary, following a 15% or more reduction in the officer's compensation or level of responsibilities or a change in the officer's job location without his or her consent. Termination for cause includes any involuntary termination triggered by the officer's intentional misconduct.

CERTAIN TRANSACTION -- WORKING AGREEMENT

         In February 1993, the Company entered into a working agreement with Elsag Bailey, Inc. ("Bailey"), a wholly-owned subsidiary of Elsag International N.V. ("Elsag International"), the Company's largest shareholder, which serves as the framework for cross-OEM agreements with Bailey. Elsag Bailey Process Automation N.V. which ultimately owns and controls both Elsag International and Bailey, owns 23.3% of the Company's outstanding common shares at March 31, 1995. The cross-OEM agreement covers both hardware and software. Impact OEMs the "Unity(TM)" Distributed Control System and related software from Bailey; Bailey OEM's Impact's complete line of cross-direction actuators and related software, drying systems, and the "AdvantagePlus(TM)" line of scanners and sensors, which is specifically designed for Distributed Control Systems (DCS).

         During fiscal 1994, the Company recorded revenue of approximately $750,000 on sales to Bailey and Elsag Bailey (Canada) Inc., both of which are subsidiaries of Elsag International. Also during fiscal 1994 and fiscal 1995, the Company purchased $185,000 and $190,000, respectively, in hardware and software from Bailey Controls Company or Bailey Canada. At March 31, 1994 the Company had a net outstanding receivable of $361,000 from divisions of Elsag Bailey, Inc. of the U.S. and Canada.

         During fiscal 1993 the Company recorded revenue of $160,000 on sales to the Elsag Bailey Company of Finmeccanica SpA, a licensee of Elsag International and an affiliate of Elsag Bailey Process Automation N.V. During fiscal 1993 the Company also purchased and received components amounting to $26,500 from Bailey.

         Elsag International has covenanted not to acquire beneficial ownership of any Common Stock, other shares having the ordinary power to vote in the election of directors of the Company, or shares convertible into Common Stock or such other shares ("Voting Stock"), except in any case, by way of stock dividends or other distributions of offerings made available to holders of any voting stock generally, or to authorize or to make a tender, exchange or other offer, without the written consent of the Company, if the effect of such acquisition would be to increase Elsag Bailey's interest in the voting stock of the Company to greater than twenty-five percent (25%) of the total number of votes entitled to be cast in the election of the Company's directors. The above described limitation on the acquisition of voting stock terminates after an Acceleration Event, as defined in "Nominees" above.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from April 1, 1994 to March 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with.


                                 PROPOSAL NO. 2

                  APPROVAL OF 1995 INCENTIVE STOCK OPTION PLAN

         In order to replace the 1985 Option Plan which expires in September 1995, the Company's 1995 Stock Option Plan (the "1995 Option Plan") was adopted by the Board of Directors on August 28, 1995, subject to approval by the Company's shareholders, and 500,000 shares of Common Stock have been reserved for issuance thereunder. Options may be granted under the 1995 Option Plan only after the plan is approved by the Company's shareholders.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

         The affirmative vote of a majority of the Votes Cast will be required under California law to approve the adoption of the 1995 Option Plan. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the record date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the adoption of the Option Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1995 INCENTIVE STOCK OPTION PLAN.

         The essential features of the 1995 Option Plan are outlined below.

GENERAL

         The 1995 Option Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant options and rights to purchase Common Stock. Options granted under the 1995 Option Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee.

PURPOSE

         The general purpose of the 1995 Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants and to promote the success of the Company's business.

ADMINISTRATION

         The 1995 Option Plan may be administered by the Board or the Committee. Subject to the other provisions of the 1995 Option Plan, the Board has the authority to: (i) interpret the plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the plan; (iii) select the persons to whom options and rights are to be granted; (iv) determine the number of shares to be made subject to each option and right; (v) determine whether and to what extent options and rights are to be granted; (vi) prescribe the terms and conditions of each option and right (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or stock purchase agreement to be entered into between the Company and the grantee); (vii) amend any outstanding option or right subject to applicable restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or right; and (ix) take any other actions deemed necessary or advisable for the administration of the 1995 Option Plan. All decisions, interpretations and other actions of the Board or the Committee shall be final and binding on all holders of options or rights and on all persons deriving their rights therefrom.

ELIGIBILITY

         The 1995 Option Plan provides that options and rights may be granted to the Company's employees and consultants. Incentive stock options may be granted only to employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Shareholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant.

TERMS AND CONDITIONS OF OPTIONS

         Each option granted under the 1995 Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

         (a) Exercise Price. The Board or the Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. The exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and the exercise price under a nonstatutory option is to be determined by the Board or the Committee. However, the exercise price of an incentive stock option granted to a 10% Shareholder may not be less than 110% of the fair market value on the date of grant. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the closing sale price for such stock (or the closing bid if no sales were reported) on the date the option is granted. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the mean of the high bid and high asked prices on the date the option is granted.

         (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, a reduction in the amount of any Company liability to the optionee, or by a combination thereof.

         (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1995 Option Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Shareholder, the term of the option shall be for no more than five years from the date of grant.

         (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), then all options held by such optionee under the 1995 Option Plan expire upon the earlier of (i) such period of time as is set forth in his or her option agreement (but not to exceed ninety days after the termination of his or her employment in the event of an incentive stock option) or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

         (e) Permanent Disability. If an employee is unable to continue employment with the Company as a result of permanent and total disability (as defined in the Code), then all options held by such optionee under the 1995 Option Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee's employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

        (f) Death. If an optionee dies while employed by the Company, his or her option shall expire upon the earlier of (i) 12 months after the optionee's death or (ii) the expiration date of the option. The executors or other legal representative of the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of death.

         (g) Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any incentive stock option shall not exceed 10 years from the date of grant. No options may be exercised by any person after the expiration of its term.

         (h) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

         (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options

         (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the 1995 Option Plan as may be determined by the Board or Committee

STOCK PURCHASE RIGHTS

         The 1995 Option Plan permits the Board or the Committee to grant rights to purchase Common stock either alone or in tandem with other awards granted under the 1995 Option Plan and/or cash awards made outside of the 1995 Option Plan. The offer of a right must be accepted within six months of its grant by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares. Unless the Board or the Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon termination of the purchaser's employment or consulting relationship with the Company. The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option shall lapse at such rate as the Board or Committee may determine.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS

         In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1995 Option Plan, the number and class of shares of stock subject to any option or right outstanding under the 1995 Option Plan, and the exercise price of any such outstanding option or right. Any such adjustment shall be made upon approval of the Board, and if required, the stockholders of the Company, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option and right shall be assumed or an equivalent option or right substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, then the exercisability of all outstanding options and rights shall be automatically accelerated. In the event of a merger or a sale of all or substantially all of the Company's assets outstanding options and rights shall have their exerciseability fully accelerated.

AMENDMENT, SUSPENSIONS AND TERMINATION OF THE 1995 OPTION PLAN

         The Board may amend, suspend or terminate the 1995 Option Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the 1995 Option Plan will terminate automatically in 2005.

FEDERAL TAX INFORMATION

         Options granted under the 1995 Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1995 OPTION PLAN, DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

PARTICIPATION IN THE 1995 OPTION PLAN

        As of the date of this proxy statement, there has been no determination by the Board or the Committee with respect to future awards under the 1995 Option Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to options granted under the 1985 Option Plan during the fiscal year ended March 31, 1995 to (i) the Company's "Named Officers", (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The term of all options outstanding under the Option Plan is ten years from the date of grant.

                                                                         SHARES SUBJECT              WEIGHTED AVERAGE
                                                                           TO OPTIONS                 EXERCISE PRICE
NAME AND POSITION                                                            GRANTED                     PER SHARE
-----------------                                                            -------                     ---------
Kenneth P. Ostrow                                                               -                            -
     President and Chief Executive Officer

Robert M. Gorski                                                             15,000                       $1.875
      Vice President, Finance and Chief Financial Officer

John F. Lynch, III                                                           15,000                       $1.875
     Vice President, International Sales and Service

All current executive officers as a group.                                   30,000                       $1.875

All current directors who are not executive officers as a group.                -                            -

All employees, including all current officers who are not                   102,050                       $1.875
executive officers, as a group.


                                 PROPOSAL NO. 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the current fiscal year ending March 31, 1995. Such selection is being presented to the shareholders for ratification at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required to ratify the selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         Price Waterhouse LLP has audited the Company's financial statements since 1982. A representative of Price Waterhouse is expected to be present at the meeting, will have the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions from shareholders.


                                 OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed Proxy card to vote the shares they represent as the Board of Directors may recommend.


                                        FOR THE BOARD OF DIRECTORS


                                        KENNETH P. OSTROW, President


Dated:  October 5, 1995

                                                                     APPENDIX A

                              IMPACT SYSTEMS, INC.
                      1995 ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 15, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder(s) of Impact Systems, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 5, 1995, and the Company's Annual Report on Form Consolidated Financial Statements for the fiscal year ended March 31, 1995, and hereby appoints Kenneth P. Ostrow and Robert M. Gorski, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company, to be held on Wednesday, November 15, 1995, at 3:00 p.m. local time, at the Company's principal offices located at 1075 East Brokaw Road, San Jose, California 95131, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote in then and there personally present, on the matters set forth below:


    1.  ELECTION OF DIRECTORS

     ____ FOR all nominees listed below               ____WITHHOLD AUTHORITY
          (except as marked to the contrary below)        to vote for all nominees listed below


    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

             Joseph J. Cusimano, Kenneth P. Ostrow, Mike N. Zaharna

     2.  Proposal to approve the 1995 Incentive Stock Option Plan.

                 ____FOR        ____AGAINST        ____ABSTAIN

     3. Proposal to ratify the Board of Director's selection of Price Waterhouse LLP as the Company's independent accountants for the current fiscal year ending March 31, 1996.

                 ____FOR        ____AGAINST        ____ABSTAIN

    4. Authority to vote or otherwise represent the shares in their discretion upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof:

        ____AUTHORITY GRANTED     ____AUTHORITY WITHHELD     ____ABSTAIN

     THIS PROXY WILL BE VOTED AS DIRECTED ABOVE OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE 1995 INCENTIVE STOCK OPTION PLAN, FOR RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS, AND AS PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


-----------------------------------
Printed Name

-----------------------------------
Title

-----------------------------------
Signature

-----------------------------------
Signature
Dated:_______________________ 1995.
(This Proxy should be marked, dated, and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If shares are held in two names, both holders should sign.)

I plan to attend the meeting  ____ Yes      ____ No

                                                                     APPENDIX B

                              IMPACT SYSTEMS, INC.
                        1995 INCENTIVE STOCK OPTION PLAN

       1.     Purposes of the Plan.  The purposes of this Stock Plan are:

       - to attract and retain the best available personnel for positions of substantial responsibility,

       -      to provide additional incentive to Employees and Consultants, and

       -      to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

       2. Definitions. As used herein, the following definitions shall apply:

              (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

              (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

              (c) "Board" means the Board of Directors of the Company.

              (d) "Code" means the Internal Revenue Code of 1986, as amended.

              (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

              (f) "Common Stock" means the Common Stock of the Company.

              (g) "Company" means Impact Systems, Inc., a California corporation.

              (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

              (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

              (j) "Director" means a member of the Board.

              (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

              (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

              (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

              (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

              (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

              (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (s) "Option" means a stock option granted pursuant to the Plan.

              (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

              (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

              (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

              (w) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

              (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (y) "Plan" means this 1995 Incentive Stock Option Plan.

              (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

              (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

              (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

              (cc) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

              (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

              (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

              (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

              If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

       4.     Administration of the Plan.

              (a) Procedure.

                  (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                  (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                  (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

              (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                  (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                  (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                     (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                     (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                     (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                     (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                     (xii) to institute an Option Exchange Program;

                     (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                     (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

              (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

         6. Limitations.

              (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year

(under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

              (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

              (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                     (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 500,000 Shares.

                     (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                     (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                     (iv) If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option or Stock Purchase Right will be counted against the limits set forth in subsections
(i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

       7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

       8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

       9.     Option Exercise Price and Consideration.

              (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                     (i)     In the case of an Incentive Stock Option

                             (A) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

              (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

              (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                     (i)     cash;

                     (ii)    check;

                     (iii)   promissory note;

                     (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                     (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                     (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                     (vii) any combination of the foregoing methods of payment;
or

                     (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

       10.    Exercise of Option.

              (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                     An Option may not be exercised for a fraction of a Share.

                     An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

              (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (e) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

       11.    Stock Purchase Rights.

              (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

              (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

              (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

              (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

              (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

       12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

       13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

              (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

              (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

              (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

       14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

       15. Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

              (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

              (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

       16. Conditions Upon Issuance of Shares.

              (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

       17. Liability of Company.

              (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

              (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

       18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.